Stock Performance Graph comparing Five-Year Cumulative Total Return of Sun Company, Inc. Common Stock against S&P 500 Stock Index and a group of peer companies (Amerada Hess, Ashland, Kerr McGee, Marathon/USX, Phillips, Unocal) is set forth in tabular form below as it appears on page 16 of the printed definitive proxy statement.


                             Five-Year Cumulative Total Return

               ---------------------------------------------------------------
Plot1                                                               S&P 500
                                                                   FIVE YEAR
               ALL PEERS       YEARLY        PEERS        SUN     RETURN GRAPH
                 TOTAL        WEIGHTED        PLOT        PLOT    DATA POINTS
               MARKET CAP.    PEER AVG.      POINTS      POINTS   89 BASE YEAR
               ---------------------------------------------------------------
  89  4TH Q.   31001.529           1.00         100         100       100.00
  90  1ST Q.                       1.01         101          94        96.98
      2ND Q.                       0.96          96          93       103.05
      3RD Q.                       0.99          99          77        88.95
      4TH Q.   28438.622           0.94          94          72        96.89
  91  1ST Q.                       0.97          97          86       110.91
      2ND Q.                       0.91          91          77       110.66
      3RD Q.                       1.05         105          85       116.58
      4TH Q.   25572.915           0.92          92          83       126.28
  92  1ST Q.                       0.83          83          76       123.10
      2ND Q.                       0.92          92          73       125.45
      3RD Q.                       0.96          96          70       129.40
      4TH Q.   25325.521           0.92          92          82       135.88
  93  1ST Q.                       1.05         105          80       141.80
      2ND Q.                       1.03         103          73       142.47
      3RD Q.                       1.15         115          88       146.14
      4TH Q.   27605.415           1.04         104          92       149.52
  94  1ST Q.                       1.01         101         103       143.89
      2ND Q.                       1.12         112          87       144.51
      3RD Q.                       1.17         117          94       151.58
      4TH Q.       0.000           1.13         113          96       151.55
               ---------------------------------------------------------------

Stock Performance Graph comparing Cumulative Total Return Measured from 3rd Quarter of 1992 of Sun Company, Inc. Common Stock against S&P 500 Stock Index and a group of peer companies (Amerada Hess, Ashland, Kerr McGee, Marathon/USX, Phillips, Unocal) is set forth in tabular form below as it appears on page 17 of the printed definitive proxy statement.


                              Cumulative Total Return
                           Measured from 3rd Quarter 1992
               ----------------------------------------------------
Plot1                                                  S&P 500
                                                     RETURN GRAPH
                 YEARLY        PEERS        SUN      DATA POINTS
                WEIGHTED        PLOT        PLOT     3RD QUARTER
                PEER AVG.      POINTS      POINTS   92 BASE PERIOD
               ----------------------------------------------------
  92  3RD Q.        1.000         100         100        100
      4TH Q.        0.954          95         117        105
  93  1ST Q.        1.075         107         114        110
      2ND Q.        1.044         104         104        110
      3RD Q.        1.171         117         125        113
      4TH Q.        1.053         105         131        116
  94  1ST Q.        1.033         103         146        111
      2ND Q.        1.128         113         123        112
      3RD Q.        1.175         117         134        117
      4TH Q.        1.134         113         136        117
               ----------------------------------------------------